Exhibit 99.2

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On February 16, 2021, TechnipFMC plc (“TechnipFMC” or “we”) completed the previously announced separation into two industry-leading, independent, publicly traded companies: Technip FMC, a fully integrated technology and service provider, and Technip Energies N.V., a leading engineering and technology player (“Technip Energies”). The transaction was structured as a spin-off (the “Spin-off”), which occurred by way of a pro rata dividend (the “Distribution”) to TechnipFMC’s shareholders of 50.1 percent of the outstanding shares of Technip Energies. Each of the TechnipFMC shareholders received one ordinary share of Technip Energies for every five ordinary shares of TechnipFMC held at 5:00 p.m., New York City time on the record date, February 17, 2021. Technip Energies is now an independent public company and its shares trade under the ticker symbol “TE” on the Euronext Paris stock exchange. Technip Energies intends to establish a sponsored American Depositary Receipt program in the United States as of February 23, 2021.

In connection with the Spin-off, on January 7, 2021, Bpifrance Participations SA (“BPI”), which has been a substantial shareholder of TechnipFMC since 2009, entered into the share purchase agreement with TechnipFMC pursuant to which BPI will purchase from TechnipFMC a portion of TechnipFMC’s retained stake in Technip Energies (the “BPI Investment”) for $200.0 million (the “Purchase Price”). The Purchase Price is subject to adjustment, and BPI’s ownership stake will be determined based upon a thirty day volume-weighted average price of Technip Energies shares (with BPI’s ownership collared between an 11.82 percentage floor and a 17.25 percentage cap), less a six percent discount. The BPI Investment is subject to customary conditions and regulatory approval. Following completion of the Distribution, TechnipFMC intends to significantly reduce its shareholding in Technip Energies over the 18 months following the Spin-off, including in connection with the sale of shares to BPI pursuant to the BPI Investment.

The following unaudited pro forma condensed consolidated financial statements consist of unaudited pro forma condensed consolidated statements of income (loss) for the years ended December 31, 2019, 2018 and 2017 and for the nine months ended September 30, 2020, and an unaudited pro forma condensed consolidated balance sheet as of September 30, 2020. The unaudited pro forma condensed consolidated balance sheet assumes that the Spin-off and the Distribution had occurred on September 30, 2020, and the unaudited pro forma condensed consolidated statements of income (loss) assume that the Spin-off and the Distribution had occurred on January 1, 2017.

The transaction accounting adjustments for the Spin-off consist of those necessary to account for the separation of the Technip Energies business segment. Separately, in connection with the Spin-off, TechnipFMC issued $1.0 billion of its 6.50% Senior Notes due 2026. The adjustments related to the issuance of this debt and repayment of certain existing debts are shown in a separate column as “Financing Adjustments”. The unaudited pro forma condensed consolidated financial statements do not include any management’s adjustments that include forward-looking information.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon available information and management estimates and are subject to assumptions and adjustments described below and in the accompanying notes to those financial statements. The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the financial condition or results of operations that might have occurred had the Spin-off and Distribution occurred as of the dates stated below, and further should not be taken as representative of future financial condition or results of operations of the reorganized entity.  The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable under the circumstances, given the information available at the filing date.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:

–
the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in TechnipFMC’s Form 10-K for the fiscal year ended December 31, 2019 and

–
the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in TechnipFMC’s Form 10-Q for the nine months ended September 30, 2020.

The Historical column in the unaudited pro forma condensed consolidated financial statements reflects TechnipFMC’s historical financial statements for the periods presented and does not reflect any adjustments related to the Distribution and related events.

The Technip Energies Separation column in the unaudited pro forma condensed consolidated financial statements was derived from the audited combined financial statements for the years ended December 31, 2019, 2018 and 2017 included in Technip Energies’ registration statement on Form F-1 filed with the Securities and Exchange Commission on January 19, 2021, and from the unaudited combined financial statements as of and for the nine months ended September 30, 2020. The combined financial statements were adjusted to exclude certain items which are relevant to the continuing operations of TechnipFMC and to reflect certain insignificant IFRS to US GAAP conversion differences.

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020
(In millions, except per share data)

	Historical	Technip Energies Separation	Transaction Accounting Adjustments	Notes	Pro Forma TechnipFMC plc after Spin-off	Financing Adjustments	Notes	Pro Forma TechnipFMC plc
Revenue
Service revenue	$7,101.9	$(4,694.8)	$—		$2,407.1	$—		$2,407.1
Product revenue	2,416.9	—	—		2,416.9	—		2,416.9
Lease revenue	105.7	—	—		105.7	—		105.7
Total revenue	9,624.5	(4,694.8)	—		4,929.7	—		4,929.7

Costs and expenses
Cost of service revenue	6,158.0	(3,855.4)	—		2,302.6	—		2,302.6
Cost of product revenue	1,970.0	—	—		1,970.0	—		1,970.0
Cost of lease revenue	90.3	—	—		90.3	—		90.3
Selling, general and administrative expense	780.8	(252.6)	—		528.2	—		528.2
Research and development expense	108.8	(36.8)	—		72.0	—		72.0
Impairment, restructuring and other expense	3,440.7	(84.5)	—		3,356.2	—		3,356.2
Separation costs	27.1	(27.1)	—		—	—		—
Merger transaction and integration costs	—	—	—		—	—		—
Total costs and expenses	12,575.7	(4,256.4)	—		8,319.3	—		8,319.3

Other income (expense), net	(9.3)	11.4	—		2.1	—		2.1
Income from equity affiliates	52.9	(2.8)	—		50.1	—		50.1
Income (loss) before net interest expense and income taxes	(2,907.6)	(429.8)	—		(3,337.4)	—		(3,337.4)
Net interest expense	(238.5)	136.6	—		(101.9)	(22.9)	(h)	(124.8)
Income (loss) before income taxes	(3,146.1)	(293.2)	—		(3,439.3)	(22.9)		(3,462.2)
Provision for income taxes	77.9	(100.4)	—		(22.5)	—	(i)	(22.5)
Net income (loss)	(3,224.0)	(192.8)	—		(3,416.8)	(22.9)		(3,439.7)
Net profit attributable to noncontrolling interests	(24.3)	9.5	—		(14.8)	—		(14.8)
Net income (loss) attributable to TechnipFMC plc	$(3,248.3)	$(183.3)	$—		$(3,431.6)	$(22.9)		$(3,454.5)

Earnings (loss) per share attributable to TechnipFMC plc
Basic	$(7.24)							$(7.70)
Diluted	$(7.24)							$(7.70)
Weighted average shares outstanding
Basic	448.4							448.4
Diluted	448.4							448.4

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2019
(In millions, except per share data)

	Historical	Technip Energies Separation	Transaction Accounting Adjustments	Notes	Pro Forma TechnipFMC plc after Spin-off	Financing Adjustments	Notes	Pro Forma TechnipFMC plc
Revenue
Service revenue	$9,789.7	$(6,458.9)	$—		$3,330.8	$—		$3,330.8
Product revenue	3,352.9	—	—		3,352.9	—		3,352.9
Lease revenue	266.5	—	—		266.5	—		266.5
Total revenue	13,409.1	(6,458.9)	—		6,950.2	—		6,950.2

Costs and expenses
Cost of service revenue	7,767.2	(5,071.4)	—		2,695.8	—		2,695.8
Cost of product revenue	3,015.6	—	—		3,015.6	—		3,015.6
Cost of lease revenue	167.9	—	—		167.9	—		167.9
Selling, general and administrative expense	1,228.1	(406.1)	—		822.0	—		822.0
Research and development expense	162.9	(47.0)	—		115.9	—		115.9
Impairment, restructuring and other expense	2,490.8	(30.0)	—		2,460.8	—		2,460.8
Separation costs	72.1	(72.1)	—		—	—		—
Merger transaction and integration costs	31.2	(17.0)	—		14.2	—		14.2
Total costs and expenses	14,935.8	(5,643.6)	—		9,292.2	—		9,292.2

Other income (expense), net	(220.7)	39.0	—		(181.7)	—		(181.7)
Income from equity affiliates	62.9	(3.2)	—		59.7	—		59.7
Income (loss) before net interest expense and income taxes	(1,684.5)	(779.5)	—		(2,464.0)	—		(2,464.0)
Net interest expense	(451.3)	360.4	—		(90.9)	(6.1)	(h)	(97.0)
Income (loss) before income taxes	(2,135.8)	(419.1)	—		(2,554.9)	(6.1)		(2,561.0)
Provision for income taxes	276.3	(216.3)	—		60.0	—	(i)	60.0
Net income (loss)	(2,412.1)	(202.8)	—		(2,614.9)	(6.1)		(2,621.0)
Net profit attributable to noncontrolling interests	(3.1)	7.7	—		4.6	—		4.6
Net income (loss) attributable to TechnipFMC plc	$(2,415.2)	$(195.1)	$—		$(2,610.3)	$(6.1)		$(2,616.4)

Earnings (loss) per share attributable to TechnipFMC plc
Basic	$(5.39)							$(5.84)
Diluted	$(5.39)							$(5.84)
Weighted average shares outstanding
Basic	448.0							448.0
Diluted	448.0							448.0

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2018
(In millions, except per share data)

	Historical	Technip Energies Separation	Transaction Accounting Adjustments	Notes	Pro Forma TechnipFMC plc after Spin-off	Financing Adjustments	Notes	Pro Forma TechnipFMC plc
Revenue
Service revenue	$9,057.6	$(6,281.2)	$—		$2,776.4	$—		$2,776.4
Product revenue	3,272.6	—	—		3,272.6	—		3,272.6
Lease revenue	222.7	—	—		222.7	—		222.7
Total revenue	12,552.9	(6,281.2)	—		6,271.7	—		6,271.7

Costs and expenses
Cost of service revenue	7,452.7	(5,193.0)	—		2,259.7	—		2,259.7
Cost of product revenue	2,676.9	—	—		2,676.9	—		2,676.9
Cost of lease revenue	143.4	—	—		143.4	—		143.4
Selling, general and administrative expense	1,140.6	(400.8)	—		739.8	—		739.8
Research and development expense	189.2	(31.6)	—		157.6	—		157.6
Impairment, restructuring and other expense	1,831.2	(9.6)	—		1,821.6	—		1,821.6
Merger transaction and integration costs	36.5	(18.1)	—		18.4	—		18.4
Total costs and expenses	13,470.5	(5,653.1)	—		7,817.4	—		7,817.4

Other income (expense), net	(323.9)	244.4	—		(79.5)	—		(79.5)
Income from equity affiliates	114.3	(34.2)	—		80.1	—		80.1
Income (loss) before net interest expense and income taxes	(1,127.2)	(417.9)	—		(1,545.1)	—		(1,545.1)
Net interest expense	(360.9)	245.5	—		(115.4)	—		(115.4)
Income (loss) before income taxes	(1,488.1)	(172.4)	—		(1,660.5)	—		(1,660.5)
Provision for income taxes	422.7	(230.8)	—		191.9	—		191.9
Net income (loss)	(1,910.8)	58.4	—		(1,852.4)	—		(1,852.4)
Net profit attributable to noncontrolling interests	(10.8)	(0.2)	—		(11.0)	—		(11.0)
Net income (loss) attributable to TechnipFMC plc	$(1,921.6)	$58.2	$—		$(1,863.4)	$—		$(1,863.4)

Earnings (loss) per share attributable to TechnipFMC plc
Basic	$(4.20)							$(4.07)
Diluted	$(4.20)							$(4.07)
Weighted average shares outstanding
Basic	458.0							458.0
Diluted	458.0							458.0

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2017
(In millions, except per share data)

	Historical	Technip Energies Separation	Transaction Accounting Adjustments	Notes	Pro Forma TechnipFMC plc after Spin-off	Financing Adjustments	Notes	Pro Forma TechnipFMC plc
Revenue
Service revenue	$11,445.9	$(8,078.7)	$—		$3,367.2	$—		$3,367.2
Product revenue	3,416.4	—	—		3,416.4	—		3,416.4
Lease revenue	194.6	—	—		194.6	—		194.6
Total revenue	15,056.9	(8,078.7)	—		6,978.2	—		6,978.2

Costs and expenses
Cost of service revenue	9,433.1	(7,012.8)	—		2,420.3	—		2,420.3
Cost of product revenue	2,954.3	—	—		2,954.3	—		2,954.3
Cost of lease revenue	137.2	—	—		137.2	—		137.2
Selling, general and administrative expense	1,060.9	(328.3)	—		732.6	—		732.6
Research and development expense	212.9	(35.9)	—		177.0	—		177.0
Impairment, restructuring and other expense	191.5	(56.4)	—		135.1	—		135.1
Merger transaction and integration costs	101.8	(53.4)	—		48.4	—		48.4
Total costs and expenses	14,091.7	(7,486.8)	—		6,604.9	—		6,604.9

Other income (expense), net	(25.9)	(47.9)	—		(73.8)	—		(73.8)
Income from equity affiliates	55.6	(0.3)	—		55.3	—		55.3
Income (loss) before net interest expense and income taxes	994.9	(640.1)	—		354.8	—		354.8
Net interest expense	(315.2)	231.5	—		(83.7)	—		(83.7)
Income (loss) before income taxes	679.7	(408.6)	—		271.1	—		271.1
Provision for income taxes	545.5	(271.4)	—		274.1	—		274.1
Net income (loss)	134.2	(137.2)	—		(3.0)	—		(3.0)
Net profit attributable to noncontrolling interests	(20.9)	(0.3)	—		(21.2)	—		(21.2)
Net income (loss) attributable to TechnipFMC plc	$113.3	$(137.5)	$—		$(24.2)	$—		$(24.2)

Earnings (loss) per share attributable to TechnipFMC plc
Basic	$0.24							$(0.05)
Diluted	$0.24							$(0.05)
Weighted average shares outstanding
Basic	466.7							466.7
Diluted	468.3							466.7

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2020
(In millions, except par value data)

	Historical	Technip Energies Separation	Transaction Accounting Adjustments	Notes	Pro Forma TechnipFMC plc after Spin-off	Financing Adjustments	Notes	Pro Forma TechnipFMC plc
Assets
Cash and cash equivalents	$4,244.0	$(3,650.4)	$1,042.3	(a)	$1,635.9	$(1,185.9)	(b)	$450.0
Trade receivables, net	2,127.8	(995.7)	—		1,132.1	—		1,132.1
Contract assets, net	1,470.0	(420.4)	—		1,049.6	—		1,049.6
Inventories, net	1,339.1	(12.6)	—		1,326.5	—		1,326.5
Derivative financial instruments	310.7	(12.5)	(16.3)	(a)	281.9	—		281.9
Income taxes receivable	285.4	(93.3)	—		192.1	—		192.1
Advances paid to suppliers	219.2	(119.2)	—		100.0	—		100.0
Other current assets	1,037.9	(415.9)	204.1	(c )	826.1	—		826.1
Total current assets	11,034.1	(5,720.0)	1,230.1		6,544.2	(1,185.9)		5,358.3
Investments in equity affiliates	351.2	(56.3)	—		294.9	—		294.9
Property, plant and equipment, net	2,806.4	(116.8)	—		2,689.6	—		2,689.6
Operating lease right-of-use assets	742.1	(240.3)	—		501.8	—		501.8
Goodwill	2,488.7	(2,488.7)	—		—	—		—
Intangible assets, net	1,002.3	(122.9)	—		879.4	—		879.4
Deferred income taxes	228.1	(178.2)	—		49.9	—		49.9
Derivative financial instruments	22.9	(2.2)	—		20.7	—		20.7
Investment in Technip Energies	—	—	678.4	(d)	678.4	—		678.4
Other assets	235.4	(49.5)	—		185.9	—		185.9
Total assets	$18,911.2	$(8,974.9)	$1,908.5		$11,844.8	$(1,185.9)		$10,658.9

Liabilities and equity
Short-term debt and current portion of long-term debt	$612.2	$(2.7)	$—		$609.5	$(522.8)	(e)	$86.7
Operating lease liabilities	206.1	(50.0)	—		156.1	—		156.1
Accounts payable, trade	2,498.4	(1,386.3)	—		1,112.1	—		1,112.1
Contract liabilities	4,643.4	(3,649.1)	—		994.3	—		994.3
Accrued payroll	384.5	(211.3)	—		173.2	—		173.2
Derivative financial instruments	280.2	(26.2)	—		254.0	—		254.0
Income taxes payable	65.7	(48.6)	—		17.1	—		17.1
Other current liabilities	1,326.7	(612.8)	131.9	(c )	845.8	—		845.8
Total current liabilities	10,017.2	(5,987.0)	131.9		4,162.1	(522.8)		3,639.3
Long-term debt, less current portion	3,248.0	(416.8)	—		2,831.2	(613.1)	(e)	2,218.1
Operating lease liabilities, less current portion	626.2	(251.5)	—		374.7	—		374.7
Deferred income taxes	78.5	(30.7)	—		47.8	—		47.8
Accrued pension and other post-retirement benefits, less current portion	320.4	(164.1)	—		156.3	—		156.3
Derivative financial instruments	35.7	(6.1)	—		29.6	—		29.6
Other liabilities	309.4	(180.5)	—		128.9	—		128.9
Total liabilities	14,635.4	(7,036.7)	131.9		7,730.6	(1,135.9)		6,594.7
Commitments and contingent liabilities
Mezzanine equity
Redeemable non-controlling interest	42.1	—	—		42.1	—		42.1
Stockholders’ equity
Ordinary shares, $1.00 par value; 618.3 shares authorized; 449.4 shares issued and outstanding	449.4	—	—		449.4	—		449.4
Capital in excess of par value of ordinary shares	10,227.8	—	—		10,227.8	—		10,227.8
Accumulated deficit/ Parent Company investment in Technip Energies	(4,879.0)	(2,032.1)	1,776.6	(f)	(5,134.5)	(50.0)	(g)	(5,184.5)
Accumulated other comprehensive loss	(1,609.1)	108.1	—		(1,501.0)	—		(1,501.0)
Total TechnipFMC plc stockholders’ equity	4,189.1	(1,924.0)	1,776.6		4,041.7	(50.0)		3,991.7
Non-controlling interests	44.6	(14.2)	—		30.4	—		30.4
Total equity	4,233.7	(1,938.2)	1,776.6		4,072.1	(50.0)		4,022.1
Total liabilities and equity	$18,911.2	$(8,974.9)	$1,908.5		$11,844.8	$(1,185.9)		$10,658.9

TECHNIPFMC PLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)
Pursuant to the Separation and Distribution Agreement signed between TechnipFMC and Technip Energies, pro forma adjustment to cash reflects proceeds received from BPI for its proportionate share of the investment in Technip Energies and cash retained by TechnipFMC, including proceeds from settlement of hedging instruments, after the deconsolidation of Technip Energies. The adjustment is comprised of the following (in millions):

September 30, 2020
Technip Energies’ cash retained	$842.3
Cash proceeds from BPI	200.0
Pro forma adjustment to cash	$1,042.3

(b)
Reflects the adjustment to cash for the retirement of certain of TechnipFMC’s debt, issuance of new 6.50% Senior Notes due 2026 and payment of estimated cost of debt issuance and financing. The adjustment is comprised of the following (in millions):

September 30, 2020
Repayment of TechnipFMC’s debt	$(2,113.4)
Issuance of 6.50% Senior Notes due 2026	1,000.0
Debt issuance costs	(22.5)
Other financing costs related to the Spin-off	(50.0)
Pro forma adjustment to cash	$(1,185.9)

(c)	Reflects the settlement of the outstanding intercompany accounts receivables (payables) pursuant to the Separation and Distribution Agreement.

(d)
Reflects the remaining non-controlling equity interest in Technip Energies, calculated by applying the ownership percentage, assuming that the BPI Investment is purchased at the midpoint of the 11.82 percentage floor and 17.25 percentage cap, to the historical carrying value of Technip Energies. It is management’s belief that the historical carrying value of Technip Energies approximates its fair value.  BPI’s $200.0 million investment in Technip Energies is subject to adjustment, and the incremental ownership stake will be determined based upon the first thirty day volume-weighted average price of Technip Energies’ shares, less a six percent discount.

Following the completion of the Spin-off, TechnipFMC elected to apply a fair value option to account for its equity method investment in the remaining ownership interest in Technip Energies.  The pro forma adjustments related to the changes in the fair value of the equity method investment are not reflected in these financial statements, because they are not meaningful.

(e)	Reflects pro forma adjustment related to repayment of certain debts and issuance of new 6.50% Senior Notes due 2026 as follows (in millions):

September 30, 2020
Repayment of commercial paper	$(1,090.6)
Repayment of 3.45% Senior Notes due 2022	(500.0)
Repayment of Synthetic bonds due 2021 (classified as short-term debt)	(522.8)
Issuance of 6.50% Senior Notes due 2026	1,000.0
Debt issuance costs	(22.5)
Pro forma adjustment to total debt	$(1,135.9)

(f)	Represents pro forma adjustment to retained earnings to reflect the net impact of amounts as a result of the pro forma Spin-off adjustments as follows (in millions):

September 30, 2020
Technip Energies’ cash retained	$826.0
Investment in Technip Energies	678.4
Cash proceeds from BPI	200.0
Settlement of intercompany receivables (payables)	72.2
Accumulated deficit	$1,776.6

(g)	Represents pro forma adjustment to accumulated deficit to reflect the net impact of payments for other financing and transaction costs.

(h)	Reflects pro forma interest expense adjustments for the nine months ended September 30, 2020 as follows (in millions):

Nine Months Ended September 30,
2020
Interest expense on new 6.50% Senior Notes due 2026	$52.1
Eliminate interest expense associated with retirement of TechnipFMC’s debt(i)	(29.2)
Pro forma adjustment to interest expenses	$22.9

Reflects pro forma interest expense adjustments for the year ended December 31, 2019:

Year Ended December 31,
2019
Interest expense on new 6.50% Senior Notes due 2026	$69.5
Eliminate interest expense associated with retirement of TechnipFMC’s debt(i)	(63.4)
Pro forma adjustment to interest expenses	$6.1

Pro forma adjustments for interest expense associated with retirement of TechnipFMC’s debt was calculated based on the historical debt balances of the commercial paper, Synthetic bonds and 3.45% Senior Notes outstanding at each applicable balance sheet date.

(i)
Reflects income tax expense (benefit) related to income (loss) from operations before income taxes generated by the pro forma adjustments based upon an estimate of the effective tax rate. There is no tax benefit related to the pro forma adjustments for the nine months ended September 30, 2020 and for the year ended December 31, 2019, due to the overall net deferred tax asset position and corresponding full valuation allowances which were recorded during these periods.